UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                December 14, 2005
CCE Spinco, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9348 Civic Center Drive Beverly Hills CA	90210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                310-867-7000
Not Applicable
(Former name or former address, if changed from last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     CCE Spinco, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on December 14, 2005. The Amended and Restated Certificate of Incorporation was duly approved and adopted by the Board of Directors of the Company on December 2, 2005.
     A copy of the Company’s Amended and Restated Certificate of Incorporation is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of CCE Spinco, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 16, 2005	CCE SPINCO, INC.
	By:	/s/ Randall T. Mays
Randall T. Mays
Chairman of the Board of Directors

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Amended and Restated Certificate of Incorporation of CCE Spinco, Inc.